Exhibit 10.3

CONFIDENTIAL TREATEMENT REQUESTED BY GEVITY HR, INC.

FIRST AMENDMENT TO GROUP BENEFITS AGREEMENT

This First Amendment to the Group Benefits Agreement dated as of May 1, 2008 (the “First Amendment”) is entered into among United Healthcare Services, Inc. (“UHS”) and United HealthCare Insurance Company (“UHC,” and together with UHSI, “UnitedHealthcare”) and Gevity HR, Inc., a Florida corporation (“Gevity”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, UnitedHealthcare and Gevity entered into that certain Group Benefits Agreement effective June 1, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, UnitedHealthcare and Gevity desire to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, UnitedHealthcare and the Gevity hereto agree as follows:

1.                                       Anything set forth in the Agreement to the contrary notwithstanding:

(a)                                  As of the date of this First Amendment, Section 2.2 is hereby amended and restated as follows:  “UnitedHealthcare shall offer United group medical insurance on a fully-insured, non-participating, prospectively rated basis under the Plan through September 30, 2009, to existing CM Clients whose employees are enrolled in United group medical insurance under the Plan as of May 1, 2008.”

(b)                                 As of the date of this First Amendment, the first two sentences of Section 2.4(b) are hereby amended and restated as follows: “From May 1, 2008, through September 30, 2009, Gevity shall offer United group medical coverage under the Plan to its existing CM Clients whose employees are enrolled in United group medical insurance under the Plan as of May 1, 2008, on a non-participating, prospectively rated, fully insured basis, as described in Section 2.2 of this Agreement, subject to the following rules which shall apply, as stated below. [*].”

(c)                                  Through at least September 30, 2009, UnitedHealthcare shall provide group medical insurance on a fully-insured, non-participating, prospectively rated basis to Gevity corporate employees and dependents under the Plan, subject to availability. From the date hereof through September 30, 2009, Gevity shall exclusively offer to its corporate employees United group medical insurance, and shall not offer or provide medical coverage from any other insurer, to the extent that United makes available such coverage. Gevity and UnitedHealthcare shall agree on the plan designs and the needed renewal increases, if any, for medical coverage offered by United to Gevity’s corporate employees.

* THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(d)                                 [*]

(e)                                  As of the date of this First Amendment, Section 3.2(B) is hereby amended by adding the following sentence to the end of that Section 3.2(B):  “[*]”

(f)                                    [*]

(g)                                 The provisions of the Agreement not specifically modified by this First Amendment, continue in full force and effect through September 30, 2009, including, but not limited to, Sections 2.6 and Part 3 of that Agreement, unless the terms of the specific provisions extend beyond the termination date of the Agreement. Unless further modified by another amendment, the Agreement shall terminate on September 30, 2009 and the Benefits shall terminate on September 30, 2009.

2.                                       General.

(a)                                  This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this First Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(b)                                 This First Amendment, and the rights of the parties hereunder, shall be construed according to the laws of the State of Florida.

(c)                                  This First Amendment shall supersede any contrary provisions in the Agreement, effective May 1, 2008.

(Signature page follows.)

* THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

Gevity HR, Inc.		United HealthCare Services,
Inc.

By	/s/ Garry Welsh	By	/s/ Edward J. Hawley
Print Name:	Garry Welsh	Print Name:	Edward J. Hawley
Title:	Chief Financial Officer	Title:	SVP National Sales
Date:	4/25/08	Date:	4/30/2008

United HealthCare Insurance Company

		By	/s/ Edward J. Hawley
		Print Name:	Edward J. Hawley
		Title:	SVP National Sales
		Date	4/30/08